Share-based payments	9 Months Ended
Jul. 31, 2023
Text Block [Abstract]
Share-based payments
13.	Share-based payments
During the first quarter
 of 2023
, the Bank granted 2,478,138 options with an exercise price of $68.58 per option and a weighted average fair value of $6.81 to select employees, under the terms of the Employee Stock Option Plan. These stock options vest 50% at the end of the third year and 50% at the end of the fourth year. Options granted prior to December 2014 vest evenly over a four-year period.
The Bank recorded an increase to equity – other reserves of $2 million and $12 million for the three months and nine months ended July 31, 2023 (July 31, 2022 – $1 million and $9 million), respectively, as a result of equity-classified share-based payment expense.